NASDAQ: HILL NASDAQ: HILL Dot Hill Systems: 2007 – 2011 Key Financial Metrics 0 0 Exhibit 99.2

NASDAQ: HILL NASDAQ: HILL
Cautionary Language and Forward-Looking Statements
This presentation contains “forward-looking statements” and “forward-looking information”, which may include, but is not limited to, statements with respect to the future financial or operating performance of Dot Hill, estimated operating expenses,
Dot Hill’s future prospects and the implementation of Dot Hill’s transition strategy. Often, but not always, forward-looking information can be identified by the use of words such as “plans”, “expects”, “is expected”, “is expecting”, “budget”,
“scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, or “believes”, or variations (including negative variations) of such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “might”, or “will” be taken, occur or be achieved. The purpose of forward-looking information is to provide the reader with information about management’s expectations and plans for Dot Hill. Readers are cautioned that forward-looking information involves known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Dot Hill to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information. Such factors include, among others, the risk that Dot Hill’s next-generation products may not achieve market acceptance, Dot Hill’s expense reduction and resource allocation plans may not continue to have the anticipated positive effects on Dot Hill’s financial results, the risks associated with macroeconomic factors that are outside of Dot Hill’s control, the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements, the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with
Dot Hill, the risk that Dot Hill’s new products may not prove to be popular, the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill, unforeseen technological, intellectual property, personnel or engineering issues, and the additional risks set forth in the Forms 10-K and 10-Q most recently filed with the Securities and Exchange Commission by Dot Hill. Although Dot Hill has attempted to identify statements containing important factors that could cause actual actions, event or results to differ materially from those described in forward-looking information, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. Forward-looking information contained herein are made as of the date of this document based on the opinions and estimates of management on the date statements containing such forward looking information are made, and Dot Hill disclaims any obligation to update any forward-looking information, whether as a result of new information, estimates or opinions, future events or results or otherwise. There can be no assurance that forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information. Accordingly, readers should not place undue reliance on forward looking information.
1 1
Safe Harbor
Safe Harbor
March 14, 2012 March 14, 2012

NASDAQ: HILL NASDAQ: HILL
About Non-GAAP Financial Measures
About Non-GAAP Financial Measures
2 2
The Company’s non-GAAP financial measures exclude the impact of stock-based compensation expense, intangible asset amortization, restructuring and severance charges, legal settlement gains or losses, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and long-lived assets, contra-revenue charges from the grant or extension of customer warrants, specific and significant warranty claims arising from a supplier’s defective products, charges and acquisition costs for Cloverleaf and Ciprico’s assets, and  effects of foreign currency gains or losses.
In addition, as a result of exiting our relationship with NetApp on or about November 30,
2010, the Company will also be presenting standalone non-GAAP revenue and gross margin metrics excluding the historical revenue and gross margin attributable to NetApp in order to better compare revenue from its continuing business. The Company believes that these non-GAAP financial measures provide meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The
Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is attached to this presentation.

$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2007
2008
2009
2010
2011
NetApp Revenue ($K)
Revenue ($K) excl. NetApp

NASDAQ: HILL NASDAQ: HILL
3 3
Non-GAAP Revenue -
Non-GAAP Revenue -
2007-2011
2007-2011
March 14, 2012 March 14, 2012
Note: NetApp Revenue ($K) + Revenue ($K) excl. NetApp = Total non-GAAP Revenue ($K)

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2007
2008
2009
2010
2011
NetApp Gross Margin ($K)
Gross Margin ($K) excl. NetApp

NASDAQ: HILL NASDAQ: HILL
4 4
March 14, 2012 March 14, 2012
Non-GAAP Gross Margin $ -
Non-GAAP Gross Margin $ -
2007-2011
2007-2011
Note: NetApp Gross Margin ($K) + Gross Margin ($K) excl. NetApp = Total non-GAAP Gross Margin ($K)

28.0%
26.0%
24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
2007
2008
2009
2010
2011
Gross Margin % Total Business
Gross Margin % excl. NetApp

NASDAQ: HILL NASDAQ: HILL 5 5 March 14, 2012 March 14, 2012 Non-GAAP Gross Margin % - Non-GAAP Gross Margin % - 2007-2011 2007-2011

$2,000
$0
($2,000)
($4,000)
($6,000)
($8,000)
($10,000)
($12,000)
($14,000)
2007
2008
2009
2010
2011

NASDAQ: HILL NASDAQ: HILL 6 6 Non-GAAP EBITDA ($K) - Non-GAAP EBITDA ($K) - 2007-2011 2007-2011

$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2007
2008
2009
2010
2011

NASDAQ: HILL NASDAQ: HILL 7 7 March 14, 2012 March 14, 2012 Cash ($K) - Cash ($K) - 2007-2011 2007-2011

NASDAQ: HILL NASDAQ: HILL GAAP to non-GAAP Reconciliation 8 8

NASDAQ: HILL NASDAQ: HILL
9 9
March 14, 2012 March 14, 2012
GAAP to non-GAAP Reconciliation
GAAP to non-GAAP Reconciliation
2007 2008 2009 2010 2011
Net revenue, as reported
207,095 $                       272,879 $                       234,383 $                       252,494 $                       197,461 $
Effect of warrants
-                                 (2,282)                            -                                 -                                 (1,007)
Non-GAAP net revenue
207,095 $                       275,161 $                       234,383 $                       252,494 $                       198,468 $
Gross profit, as reported
26,433 $                         30,388 $                         37,827 $                         42,830 $                         41,633 $
Effect of stock-based compensation
365                                 377                                 382                                 489                                 828
Effect of severance costs
50                                   246                                 -                                 37                                   13
Effect of warrants
-                                 2,282                              -                                 -                                 1,007
Effect of gain from insurance recovery
-                                 -                                 -                                 -                                 (555)
Effect of power supply component failures
-                                 -                                 -                                 -                                 4,270
Effect of long-lived asset impairment
-                                 -                                 -                                 -                                 2,928
Effect of intangible asset amortization
1,625                              -                                 -                                 2,004                              2,054
Non-GAAP gross profit
28,473 $                         33,293 $                         38,209 $                         45,360 $                         52,178 $
Net loss, as reported
(60,228) $                       (25,765) $                       (13,625) $                       (13,251) $                       (22,024) $
Effect of currency (gain) loss
(2,220)                            (586)                               148                                 (189)                               (254)
Effect of stock-based compensation
2,351                              2,884                              2,825                              3,003                              5,385
Effect of goodwill impairment
40,725                            5,432                              -                                 -                                 4,140
Effect of contingent consideration
-                                 -                                 (649)                               (144)                               21
Effect of restructuring charge
-                                 813                                 2,430                              2,196                              668
Effect of intangible asset amortization
2,102                              1,559                              1,136                              2,004                              2,054
Effect of gain from insurance recovery
-                                 -                                 -                                 -                                 (555)
Effect of power supply component failures
-                                 -                                 -                                 -                                 4,270
Effect of long-lived asset impairment
-                                 -                                 -                                 -                                 2,928
Effect of legal settlement
-                                 (3,836)                            -                                 -                                 -
Effect of warrants
-                                 2,282                              -                                 -                                 1,007
Effect of severance costs
974                                 533                                 -                                 95                                   126
Effect of Cloverleaf acquisition costs
-                                 -                                 469                                 314                                 -
Non-GAAP net income (loss)
(16,296) $                       (16,684) $                       (7,267) $                         (5,972) $                         (2,234) $
Non-GAAP net income (loss)
(16,296) $                       (16,686) $                       (7,269) $                         (5,972) $                         (2,234) $
Interest expense
(3)                                   57                                   57                                   36                                   44
Income tax expense
(177)                               191                                 (40)                                 213                                 129
Depreciation
4,428                              4,274                              1,735                              2,028                              2,701
Non-GAAP EBITDA
(12,048) $                       (12,164) $                       (5,517) $                         (3,695) $                         640 $
DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

NASDAQ: HILL NASDAQ: HILL
10 10
March 14, 2012 March 14, 2012
GAAP to non-GAAP Reconciliation –
GAAP to non-GAAP Reconciliation –
excl. NetApp
excl. NetApp
2007 2008 2009 2010 2011
Net revenue, as reported
207,095 $                       272,879 $                       234,383 $                       252,494 $                       197,461 $
Effect of warrants
-                                 (2,282)                            -                                 -                                 (1,007)
Removal of NetApp
(25,857)                          (63,184)                          (57,966)                          (65,603)                          -
Non-GAAP net revenue
181,238 $                       211,977 $                       176,417 $                       186,891 $                       198,468 $
Gross profit, as reported
26,433 $                         30,388 $                         37,827 $                         42,830 $                         41,633 $
Effect of stock-based compensation
365                                 377                                 382                                 489                                 828
Effect of severance costs
50                                   246                                 -                                 37                                   13
Effect of warrants
-                                 2,282                              -                                 -                                 1,007
Effect of gain from insurance recovery
-                                 -                                 -                                 -                                 (555)
Effect of power supply component failures
-                                 -                                 -                                 -                                 4,270
Effect of long-lived asset impairment
-                                 -                                 -                                 -                                 2,928
Effect of intangible asset amortization
1,625                              -                                 -                                 2,004                              2,054
Removal of NetApp
(1,216)                            (5,019)                            (7,604)                            (8,540)                            -
Non-GAAP gross profit
27,257 $                         28,274 $                         30,605 $                         36,820 $                         52,178 $
DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)